UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): January 11, 2005
                                                       (January 10, 2005)


                                Panavision Inc.
                                ---------------
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                     001-12391            13-3593063
            --------                     ---------            ----------
(State or Other Jurisdiction of         (Commission         (IRS Employer
        Incorporation)                  File Number)        Identification No.)


             6219 De Soto Avenue
           Woodland Hills, California                             91367
           --------------------------                             -----
    (Address of Principal Executive Offices)                    (Zip Code)


                                (818) 316-1000
                                --------------
             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     |_| Written communications pursuant to Rule 425 under the Securities Act
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     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
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     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

         On January 10, 2005, Panavision Inc., a Delaware corporation ("Panavision"), entered into a Separation Agreement, dated as of January 10, 2005 (the "Agreement"), with Eric W. Golden, formerly Panavision's Executive Vice President, General Counsel and Secretary. Pursuant to the Agreement, Mr. Golden's employment with Panavision was ended effective as of January 14, 2005 (the "Separation Date"). The Agreement provides for, among other things, Mr. Golden to receive an aggregate of $500,000 in payments from Panavision during the 18-month period following the Separation Date.

Item 1.02   Termination of a Material Definitive Agreement.

         As described in Item 1.01 above, on January 10, 2005, Panavision entered into the Agreement with Mr. Golden. Among other things, the Agreement terminated the Amended and Restated Employment Agreement, dated May 9, 2003 (the "Employment Agreement"), between Panavision and Mr. Golden. A description of the Employment Agreement is included in Panavision's Definitive Proxy Statement for the 2004 Annual Meeting, filed with the Securities and Exchange Commission on April 27, 2004 (which description is incorporated herein by reference), and a copy of the Employment Agreement is included as Exhibit
10.31 to Panavision's Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 2003. The description of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PANAVISION INC.


Date: January 11, 2005                      By:  /s/ Bobby G. Jenkins
                                                 --------------------
                                            Name:  Bobby G. Jenkins
                                            Title: Executive Vice President and
                                                   Chief Financial Officer